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                                                                   EXHIBIT 10.37


                                December 31, 2003

New Visual Corporation
5920 Friars Road, Suite 104
San Diego, CA 92108
Attn: Brad Ketch

                      Re: RESTRICTIONS ON SHARE TRANSFERS
                          -------------------------------

Dear Sir or Madam:

         Reference is made to the Securities Purchase Agreement (the "Agreement"), dated as of December 31, 2003, between New Visual Corporation (the "Company") and each of the Lenders named therein. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

         The undersigned is a Principal (as that term is defined below) of the Company. In such capacity the undersigned Principal has had access to the terms of the Agreement and the other Transaction Agreements, including but not limited to, the Registration Rights Agreement between the Company and the Lenders.

         The term "Principal" is a person who meets any one or more of the following criteria: (A) the undersigned signatory identified as the "Company Principal;" (B) a spouse of the Company Principal (a "Principal_s Spouse") who, directly or indirectly, holds any shares of Common Stock of the Company, (C) a parent, sibling or child of the Company Principal who resides in the household of the Company Principal or of a Principal_s Spouse (each, a "Principal_s Relative") and who, directly or indirectly, holds any shares of Common Stock, or
(D) any other person or entity, including, without limitation, for profit or non-profit corporations, partnerships and trusts, whose voting rights regarding Common Stock of the Company is subject to the direction or control of any of the Company Principal, a Principal_s Spouse, or a Principal_s Relative.

         As an inducement to each Lender's execution, delivery and performance of the Agreement, the undersigned Principal hereby agrees as follows:

         1. Without the prior written consent of a Majority in Interest of the Holders in each instance, the undersigned Principal and any of its Transferees (as defined below) will not, individually or collectively with any other Principal or any Transferee, sell or otherwise transfer or offer to sell or otherwise transfer any shares of Common Stock directly or indirectly held by such Principal at any time through and including the date which is the Principal's Lock-up Date (as defined below).



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         2. The term "Lock-up Date" means the date which is one hundred eight
(180) days after the Effective Date, but not counting for such purposes the days, if any, during which sale of Registrable Securities was suspended after the Effective Date.(1)

         3. The Company may undertake such measures as it deems reasonable to enforce the provisions of this Agreement and monitor compliance with its terms. The undersigned Principal will cooperate with the Company in connection therewith, including, but not limited to, providing prompt responses to Company inquiries relating to such compliance.

         4. The undersigned understands that this agreement is being provided to the Company for the benefit of, and may be enforceable against the undersigned by, each of the Company and each Lender. Each Lender is a third party beneficiary of this agreement.

         5. In addition to any other damages or remedies that may be appropriate, this agreement of the Principal shall be enforceable by injunction sought by the Company and the Lenders or any one or more of them.

         6. The undersigned Company Principal represents to the Company and to each Lender that the signatories below represent all persons or entities which are Principals on the date hereof.

         7. Notwithstanding the foregoing restrictions, the undersigned may, without obtaining the consent of any Lender, effect a private transfer of all or part of the undersigned's Common Stock to a third party (each, a "Transferee"), provided the Transferee agrees in writing (which shall be provided to the Company and by the Company to each Lender) to be bound by all of the terms hereof as if such Transferee were an original signatory hereto (and the provisions of this agreement shall then apply to the undersigned, such Transferee and any other of the undersigned's Transferees jointly).

         8. This agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

                   [Balance of page intentionally left blank]


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(1) By way of illustration: If the sale of Registrable Securities was suspended for ten (10) days in the interim, the applicable Principal's Initial Lock-up Date will be one hundred ninety (190) days after the Effective Date. If on the 185th day after the Effective Date, the sale of Registrable Securities was suspended again for five (5) days, the Principal's Initial Lock-up Date will be one hundred ninety-five (195) days after the Effective Date.

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         9. A photocopy of t3 12/09/03 his agreement shall suffice as evidence of its terms and its enforceability against the undersigned.



                                              COMPANY PRINCIPAL:

                                              _________________________________
                                              [Print Name of Company Principal]

                                              By: _____________________________
                                                       [Signature]


       IF THERE ARE ADDITIONAL PRINCIPALS, EACH SHOULD SIGN IN ONE OF THE
         SPACES BELOW. USE ADDITIONAL COPIES OF THIS PAGE IF NECESSARY.



__________________________________           __________________________________
         [Print Name of Principal]                    [Print Name of Principal]

By: ______________________________           By: _____________________________
         [Signature]                                  [Signature]
Its: _____________________________           Its: _____________________________



__________________________________           __________________________________
         [Print Name of Principal]                    [Print Name of Principal]

By: _____________________________            By: _____________________________
         [Signature]                                  [Signature]
Its: _____________________________           Its: _____________________________



__________________________________           __________________________________
         [Print Name of Principal]                    [Print Name of Principal]

By: _____________________________            By: _____________________________
         [Signature]                                  [Signature]
Its: _____________________________           Its: _____________________________



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